                                                                     EXHIBIT 4.4


                          REGISTRATION RIGHTS AGREEMENT


                      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 30, 1998 by and among TeleHub Communications Corporation, a Nevada corporation (the "Company"), and TeleHub Technologies Corporation, a Nevada corporation, TeleHub Leasing Corporation, a Nevada corporation, and TeleHub Network Services Corporation, an Illinois corporation (collectively, the "Guarantors"), and BancBoston Securities Inc. (the "Initial Purchaser").

                      This Agreement is made pursuant to the Purchase Agreement dated as of July 27, 1998 by and among the Company, the Guarantors and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of an aggregate of 125,000 Units consisting of an aggregate principal amount at maturity of $125,000,000 of the Company's
13 7/8% Senior Discount Notes due 2005 (the "Notes") and the guarantees thereof by the Guarantors and Warrants to purchase an aggregate of 2,082,732 shares of the Company's common stock. The Company and the Guarantors are collectively referred to herein as the "Issuers." In order to induce the Initial Purchaser to enter into the Purchase Agreement and to purchase the Notes, each of the Issuers has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights for the Notes set forth in this Agreement. The execution and delivery of this Agreement is a condition precedent to the obligations of the Initial Purchaser under the Purchase Agreement.

                      In consideration of the foregoing, the parties hereto agree as follows:

                      1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings (and, unless otherwise indicated, capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement):

                      "Act" shall mean the Securities Act of 1933, as amended.

                      "Agreement" shall have the meaning set forth in the preamble to this Agreement.

                      "Applicable Period" shall have the meaning set forth in
Section 3(t) hereof.

                      "Closing Date" shall mean the Closing Date as defined in the Purchase Agreement.

                      "Commission" shall mean the Securities and Exchange
              Commission, or such other federal agency administering the Act or the Exchange Act.

                      "Company" shall have the meaning set forth in the preamble to this Agreement, and shall also include the Company's successors.

                      "Depository" shall mean The Depository Trust Company, or
              any successor depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, The City of New York.

                      "Effectiveness Period" shall have the meaning set forth in
              Section 2(b) hereof.

                      "Event Date" shall have the meaning set forth in Section
              2(e) hereof.

                      "Exchange Act" shall mean the Securities Exchange Act of
              1934, as amended.

                      "Exchange Offer" shall mean the exchange offer by the
              Company of Exchange Notes for Notes pursuant to Section 2(a) hereof.

                      "Exchange Offer Registration" shall mean a registration
              under the Act effected pursuant to Section 2(a) hereof.

                      "Exchange Offer Registration Statement" shall mean the
              registration statement (on Form S-4 or, if applicable, on any other appropriate form) relating to the Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                      "Exchange Period" shall have the meaning set forth in
              Section 2(a) hereof.

                      "Exchange Notes" shall mean the 13 7/8% Series B Senior
              Discount Notes due 2005 to be issued by the Company and guaranteed by the Guarantors under the Indenture and containing terms identical to the Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from July 31, 2001, and
              (ii) the transfer restrictions thereon shall be eliminated) to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

                      "Guarantors" shall have the meaning set forth in the
              preamble to this Agreement, and shall also include successors to any of the Guarantors.

                      "Holder" shall mean the Initial Purchaser, for so long as
              it owns any Registrable Securities, and each of its respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture.

                      "Indenture" shall mean the Indenture dated as of July 30,
              1998 by and among the Company, the Guarantors and State Street Bank and Trust Company, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

                      "Initial Purchaser" shall have the meaning set forth in
              the preamble to this Agreement.

                      "Inspectors" shall have the meaning set forth in Section
              3(n) hereof.

                      "Liquidated Damages" shall have the meaning set forth in
              Section 2(e) hereof.

                      "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount at maturity of outstanding (as determined under the Indenture) Registrable Securities.

                      "NASD" shall mean the National Association of Securities
              Dealers, Inc.

                      "Notes" shall have the meaning set forth in the preamble
              to this Agreement.

                      "Participating Broker-Dealer" shall have the meaning set
              forth in Section 3(t) hereof.

                      "Person" shall mean any individual, corporation, limited
              liability company, general or limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, charitable foundation, unincorporated organization, government or agency or political subdivision thereof or any other entity.

                      "Private Exchange" shall have the meaning set forth in
              Section 2(a) hereof.

                      "Private Exchange Notes" shall have the meaning set forth
              in Section 2(a) hereof.

                      "Prospectus" shall mean the prospectus included in a
              Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, including post-effective amendments, and in each case including all material incorporated by reference therein.

                      "Purchase Agreement" shall have the meaning set forth in
              the preamble to this Agreement.

                      "Records" shall have the meaning set forth in Section 3(n)
              hereof.

                      "Registrable Securities" shall mean the Notes and, if
              issued, the Private Exchange Notes; provided, however, that Notes or Private Exchange Notes, as the case may be, shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Notes or Private Exchange Notes or the resale thereof shall have been declared effective under the Act and such Notes or Private Exchange Notes, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Notes or Private Exchange Notes, as the case may be, shall have become eligible to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Act, (iii) such Notes or Private Exchange Notes, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Notes, such Notes have been exchanged for Exchange Notes upon consummation of the Exchange Offer.

                      "Registration Expenses" shall mean any and all expenses
              incident to performance of or compliance by the Issuers with this Agreement, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees, including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with the blue sky qualification of any of the Exchange Notes or Registrable Securities) and compliance with the rules of the NASD, (iii) expenses of any Persons in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with the obligations under this Agreement, (iv) rating agency fees, (v) fees and disbursements of counsel for and independent certified public accountants of the Issuers, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) fees and expenses of the Trustee, and any exchange agent or custodian, (vii) fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the Issuers in connection with any Registration Statement. The term "Registration Expenses" shall not include fees of counsel to any underwriters or the Holders (other than the fees described in clauses (i) and (ii) above), underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder pursuant to a Shelf Registration Statement.

                      "Registration Statement" shall mean any registration
              statement of the Issuers relating to the Exchange Notes or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                      "Shelf Registration" shall mean a registration effected
              pursuant to Section 2(b) hereof.

                      "Shelf Registration Statement" shall mean a "shelf"
              registration statement of the Issuers pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                      "TIA" shall mean the Trust Indenture Act of 1939, as
              amended.

                      "Trustee" shall mean the trustee under the Indenture.

                      2. Registration Under the Act.

                      (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the Commission, each of the Issuers shall, for the benefit of the Holders, at the Issuers' cost, use its best efforts to cause to be filed with the Commission an Exchange Offer Registration Statement on or prior to 60 days after the Closing Date on an appropriate form under the Act covering the offer by the Issuers to the Holders to exchange all of the Registrable Securities (other than Private Exchange Notes) for a like aggregate principal amount of Exchange Notes, to cause such Exchange Offer Registration Statement to be declared effective under the Act by the Commission on or prior to 135 days after the Closing Date, to cause such Registration Statement to remain effective until the closing of the Exchange Offer and to cause the Exchange Offer to be consummated on or prior to 30 days after the date on which the Exchange Offer Registration Statement was declared effective under the Act by the Commission. The Exchange Notes will be issued under the Indenture. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder (other than Participating Broker-Dealers) eligible and electing to exchange Registrable Securities for Exchange Notes (assuming that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 under the Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Notes) to transfer such Exchange Notes from and after their receipt without any limitations or restrictions under the Act or under state securities or blue sky laws.

                      In connection with the Exchange Offer, the Issuers shall:

                    (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                   (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders, or longer if required by applicable law (such period being referred to herein as the "Exchange Period");

                  (iii) utilize the services of the Depository for the Exchange Offer;

                   (iv) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York City time, on the last business day of the Exchange Period, by sending to the institution specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount at maturity of Notes delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged;

                    (v) notify each Holder that any Note not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of the Initial Purchaser and Participating Broker-Dealers as provided herein); and

                   (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                  If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution, the Company upon the request of the Initial Purchaser shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchaser in exchange (the "Private Exchange") for Notes held by the Initial Purchaser a like principal amount at maturity of debt securities of the Company, guaranteed by the Guarantors, that are identical (except that such securities shall bear appropriate transfer restrictions) to the Exchange Notes (the "Private Exchange Notes") and which are issued pursuant to the Indenture (which will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter). The Private Exchange Notes shall be of the same series as and shall bear the same CUSIP number as the Exchange Notes.

                  As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                    (i) accept for exchange all Notes or portions thereof duly tendered and not validly withdrawn pursuant to the Exchange Offer;

                   (ii) accept for exchange all Notes or portions thereof duly tendered pursuant to the Private Exchange; and

                  (iii) deliver, or cause to be delivered, to the Trustee for cancellation all Notes or portions thereof so accepted for exchange by the Company, and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, a new Exchange Note or Private Exchange Note, as the case may be, equal in principal amount to the principal amount of the Notes surrendered by such Holder.

                  To the extent not prohibited by applicable law or any applicable interpre tation of the staff of the Commission, each of the Issuers shall use its best efforts to complete the Exchange Offer as provided above, and shall comply with all applicable requirements of the Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any condition, other than that (i) the Exchange Offer does not violate any applicable law or interpretation of the staff of the Commission, (ii) no action or proceeding has been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the reasonable judgment of the Issuers, might impair the ability of the Issuers to proceed with the Exchange Offer, (iii) there has not been proposed, adopted, or enacted any law, statute, rule or regulation which, in the reasonable judgment of the Issuers, might materially impair the ability of the Issuers to proceed with the Exchange Offer or have a material adverse effect on the Company if the Exchange Offer is consummated or (iv) all governmental approvals which the Issuers shall reasonably deem necessary for the consummation of the Exchange Offer as contemplated shall have been obtained. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 under the Act, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it had no arrangement with any Person to participate in the distribution (within the meaning of the Act) of the Exchange Notes and will be required to make such other representations as may be necessary under applicable Commission rules, regulations or interpretations to render available the use of Form S-4 or any other appropriate form under the Act. The Company shall inform the Initial Purchaser, after consultation with the Trustee and the Initial Purchaser, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchaser shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

                  In the event that the Issuers are unable to consummate the Exchange Offer due to any event listed in clauses (i) through (iv) in the paragraph immediately above, the Issuers shall not be deemed to have breached any covenant under this Section 2(a).

                  Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Securities (other than Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers) pursuant to Section 2(b) of this Agreement.

                  (b) Shelf Registration. In the event that (i) the Exchange Offer Registration provided in Section 2(a) above is not available to any Holder or may not be consummated as soon as practicable after the last day of the Exchange Period because, in either case, it would violate applicable securities laws or because the applicable interpretations of the staff of the Commission would not permit the Company to effect the Exchange Offer, or (ii) the Exchange Offer is not for any other reason consummated within 120 days of the Closing Date, each of the Issuers shall, at its cost, cause to be filed with the Commission as promptly as practicable after such determination or date, as the case may be, and, in any event, on or prior to the earlier of (A) 120 days from the Closing Date or (B) 60 days thereafter, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its best efforts to cause such Shelf Registration Statement declared effective by the Commission on or prior to 90 days after such determination or date. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 15 days after receipt of a request therefor, such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the Commission to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in the applicable Shelf Registration Statement or Prospectus included therein by the rules and regulations of the Commission applicable to the Shelf Registration Statement in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  Each of the Issuers agrees, subject to applicable law or applicable interpretation of the staff of the Commission, to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended under the Act for a period ending on the earlier of the date two years from the Closing Date (subject to extension pursuant to the last paragraph of Section 3) or when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"). Each of the Issuers shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company will, in the event a Shelf Registration Statement is declared effective, provide to each Holder copies of the prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement has become effective and take certain other actions as are customary to permit resales of the Registrable Securities covered by the Shelf Registration Statement. Each of the Issuers further agrees, if necessary, to use its reasonable best efforts to supplement or amend the Shelf Registration Statement, if required by the Act or the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by any other rules and regulations thereunder for shelf registrations, or if reasonably requested by the Majority Holders, and the Company agrees to furnish to the Holders copies of any such supplement or amendment promptly after its being used or filed with the Commission.

                  (c) Expenses. The Issuers, jointly and severally, shall pay all Registra tion Expenses in connection with registrations pursuant to Section 2(a) or 2(b), whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective. Each Holder shall pay all expenses of its counsel (other than the fees described in clauses (i) and (ii) of the definition of "Registration Expenses"), underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

                  (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

                  (e) Liquidated Damages. In the event that an Exchange Offer Registration Statement has not been filed with the Commission on or prior to 60 days after the Closing Date, additional interest payable by the Issuers, jointly and severally, as liquidated damages ("Liquidated Damages") will accrue on the Notes from and including the 61st day after the Closing Date until but excluding the date such Exchange Offer Registration Statement is filed. In addition, if on or prior to 135 days after the Closing Date, such Exchange Offer Registration Statement is not declared effective under the Act by the Commission, Liquidated Damages will accrue on the Notes from and including the 136th day after the Closing Date until but excluding the date such Exchange Offer Registration Statement is declared effective. Further, if on or prior to 30 days after the date specified for effectiveness of the Exchange Offer Registration Statement the Exchange Offer is not consummated, Liquidated Damages will accrue on the Notes from and including the 31st day after the date specified for effectiveness of the Exchange Offer Registration Statement, but excluding, the consummation of the Exchange Offer. If applicable law or interpretations of the staff of the Commission prohibit a Holder from participating in the Exchange Offer or if for any reason the Exchange Offer is not consummated within 135 days of the Closing Date and if a Shelf Registration Statement is not filed or declared effective within the time periods provided by Section 2(b) hereof for such filing or declaration, Liquidated Damages will accrue on the Notes (other than those exchanged in the Exchange Offer) or the Private Exchange Notes, as the case may be, from and including the day immediately following such default until but excluding the effective date of the Shelf Registration Statement. Further, if the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable during the time periods specified in this Agreement, Liquidated Damages will accrue on the Notes (other than those exchanged in the Exchange Offer) or the Private Exchange Notes, as the case may be, from and including the day immediately following such default until but excluding the date such Registration Statement is declared effective. In each case, such Liquidated Damages will be payable in cash semiannually in arrears, with the first semiannual payment due on the first interest payment date in respect of the Notes (or the Private Exchange Notes) fol lowing the date from which Liquidated Damages begin to accrue, and will accrue, under each circumstance set forth above at a rate per annum equal to an additional one half of one percent (0.50%) of the principal amount at maturity of the Notes (or the Private Exchange Notes) upon the occurrence of each such circumstance, which rate will increase by one half of one percent (0.50%) for each 90-day period that such Liquidated Damages continues to accrue under any circumstance, with an aggregate maximum increase in the interest rate per annum equal to two percent (2.00%).

                  Upon the filing of the Exchange Offer Registration Statement, the effectiveness of the Exchange Offer Registration Statement, or the consummation of the Exchange Offer, as the case may be, the interest rate borne by the Notes will be reduced by the full amount of any such increase to the extent that such increase related to the failure of any such event to have occurred. Upon the effectiveness of a Shelf Registration Statement, the interest rate borne by the Notes (and the Private Exchange Notes) shall be reduced, from and as of the date of such effectiveness, to the original interest rate of the Notes unless and until increased as described above. Notwithstanding the foregoing, the Issuers (i) shall not be required to amend or supplement the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference and (ii) may suspend the effectiveness of any such Shelf Registration Statement in the event that, and for a period not to exceed, for so long as this Agreement is in effect, an aggregate of 90 days in any one calendar year if (A) an event occurs and is continuing as a result of which the Shelf Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, and (B) the Issuers determine in their good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers; provided that any such suspension shall not relieve any of the Issuers from its obligation to pay Liquidated Damages.

                  The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid (an "Event Date"). Liquidated Damages shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Notes, Exchange Notes or Private Exchange Notes, as the case may be, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date to the record Holder of Notes entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the day following the applicable Event Date.

                  (f) Specific Enforcement. Without limiting the remedies available to the Initial Purchaser and the Holders, each of the Issuers acknowledges that any failure by any of the Issuers to comply with its obligations under Section 2(a) and Section 2(b) hereof would result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial

Purchaser or any Holder may obtain such relief as may be required to specifically enforce each of the Issuer's obligations under Section 2(a) and
Section 2(b) hereof.

                  3. Registration Procedures. In connection with the obligations of each of the Issuers with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, each of the Issuers shall:

                  (a) prepare and file with the Commission a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) within the relevant time periods specified in Section 2 hereof on the appropriate form under the Act, which form (i) shall be selected by the Issuers, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith, and each of the Issuers shall use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Act by any Participating Broker-Dealer who seeks to sell Exchange Notes, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers, if requested, shall furnish to and afford the Holders and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed at least five business days prior to such filing. The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which pursuant to this Agreement the Holders must be afforded an opportunity to review prior to the filing of such document, if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

                  (b) subject to Section 3(a) hereof, prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Act, and comply with the provisions of the Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                  (c) in the case of a Shelf Registration, (i) notify each Holder, at least five business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders, (ii) furnish to each Holder and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities, and (iii) subject to the last paragraph of this Section 3, consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto, provided that such use complies with all applicable laws and regulations;

                  (d) use its best efforts to register or qualify the Registrable Securities under all applicable United States state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request by the time the applicable Registration Statement is declared effective by the Commission, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the none of the Issuers shall be required to
         (i) qualify as a foreign partnership or foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

                  (e) in the case of (A) a Shelf Registration or (B) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof are seeking to sell Exchange Notes and are required to deliver Prospectuses, notify each Holder, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and, if requested by such Holder or Participating Broker-Dealer, confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of any of the Issuers contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) if any of the Issuers receives any notification with respect to the suspension of the qualification of the Registrable Securities or the Exchange Notes to be sold by any Holder or Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose,
         (vi) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the period a Shelf Registration State ment is effective or the Applicable Period, as the case may be, which makes any statement made in the Shelf Registration Statement, the Exchange Offer Registration Statement or any related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus, as the case may be, to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Issuers' reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

                  (f) make every effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (g) in the case of a Shelf Registration, furnish to each Holder, upon request and without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates, if any, representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository; and cause such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the managing underwriters may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                  (i) subject to Section 3(a) hereof and the second paragraph of
         Section 2(e) hereof, in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, use its best efforts to prepare a supplement or post-effective amendment to the Registration Statement and the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Issuers agree to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of any such circumstance, and each Holder hereby agrees to suspend use of the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission;

                  (j) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, upon request and without charge, a reasonable number of copies of any document which is incorporated by reference into or is an exhibit to a Registration Statement or a Prospectus after the initial filing of a Registration Statement;

                  (k) obtain a CUSIP number for all Exchange Notes or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depository;

                  (l) cause the Indenture to be qualified under the TIA in connection with the registration of the Exchange Notes or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;

                  (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten public offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Issuers and their respective subsidiaries and the Registration Statement, the Prospectus and all documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when reasonably requested; (ii) obtain customary opinions of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount at maturity of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten public offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuers or of any business acquired or to be acquired by the any of the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the selling Holders of Registrable Securities and to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten public offerings; and (iv) if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

                  (n) if (A) a Shelf Registration is filed pursuant to Section 2(b) or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their respective subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuers determine, in good faith, to be confidential and as to which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless, after prior consultation with the Issuers, (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to an effective subpoena or other order from a court of competent jurisdiction or (iii) the infor mation in such Records has been made generally available to the public, other than as a result of a breach of confidentiality or secrecy to the Issuers. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public, other than as a result of a breach of confidentiality or secrecy to the Issuers. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or is otherwise required in the opinion of such Par ticipating Broker-Dealer, give notice to the Issuers and allow the Issuer at their expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (o) comply with all applicable rules and regulations of the Commission and, as soon as reasonably practicable, make generally available to the Holders earnings statements of the Company covering at least 12 months satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder (or any similar rule promulgated under the Act);

                  (p) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company has duly authorized, executed and delivered the Exchange Notes and Private Exchange Notes and the Indenture, as the case may be, (ii) each of the Guarantors has duly authorized, executed and delivered the guarantees of the Exchange Note and Private Exchange Notes and the Indenture, as the case may be, and (iii) each of the Exchange Notes or the Private Exchange Notes and the

         Indenture, as the case may be, constitute a legal, valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its respective terms (in each case, with customary exceptions);

                  (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

                  (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

                  (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchaser or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange
         Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchaser or such other representative, represent the prevailing views of the staff of the Commission, including a statement that any such broker-dealer who receives Exchange Notes for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Act in connection with any resale of such Exchange Notes, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) subject to the last paragraph of this Section 3, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the Commission, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, (iv) use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Notes (provided, however, that such period shall not be required to exceed 180 days, or such longer period if extended pursuant to the last sentence of this Section 3 (the "Applicable Period")), and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree all necessary information for such offeree to participate in the Exchange Offer;

                  (B) in the case of any Exchange Offer Registration Statement, each of the Issuers agrees to deliver to the Initial Purchaser or to another representative of the Participating Broker-Dealers on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel substantially in the form attached hereto as Exhibit A, (ii) Officer's Certificates containing certifications substantially similar to those set forth in Section 8.5 of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities, and
         (iii) comfort letters in customary form permitted by Statement of Auditing Standards No. 72 of the American Institute of Certified Public Accountants (or any successor statement).

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. The Issuers may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  In the case of (i) a Shelf Registration Statement or (ii) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof and are seeking to sell Exchange Notes and are required to deliver copies of such Prospectus, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, such Holder will forthwith discontinue disposition of

Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(i) hereof or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Notes, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities or Exchange Notes, as the case may be, pursuant to a Registration Statement as a result of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(iv), 3(e)(v), 3(e)(vi) or 3(e)(vii) hereof, each of the Issuers shall use its best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuers shall have made available to the Holders copies of the supplemented or amended Prospectus necessary to resume such dispositions or shall have advised the Holders in writing that the use of the applicable Prospectus may be resumed.

                  4. Indemnification and Contribution. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless the Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities, each of their respective affiliates, each Person, if any, who controls any of such parties within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and each of their respective directors, officers, partners, employees, representatives and agents, to the fullest extent lawful as follows:

                  (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Reg istration Statement or any amendment thereto pursuant to which the offer and sale of the Registrable Securities or Exchange Notes were registered under the Act including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, whether commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if and only if such settlement is effected with the prior written consent of the Company; and

                  (iii) from and against any and all expenses whatsoever (including reasonable fees and disbursements of counsel chosen by such Initial Purchaser, Holder, Participating Broker-Dealer or underwriter (except to the extent otherwise expressly provided in Section 4(c) hereof)), as incurred, reasonably incurred in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, whether commenced or threatened, and any amount paid in settlement thereof, or any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made solely in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser, such Holder, such Partici pating Broker-Dealer or any underwriter relating specifically to such Person in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus or any Prospectus if the Initial Purchaser, such Holder, such Participating Broker-Dealer or such underwriter failed to send or deliver a copy of the Prospectus (as then amended or supplemented if the Issuers shall have timely furnished any amendments or supplements thereto) to the Person asserting such losses, liabilities, claims or damages on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Act and a court of competent jurisdiction in a judgment not subject to appeal or final review shall have deter mined that such Prospectus (as so amended or supplemented) would have corrected such untrue statement or omission and the delivery thereof would have eliminated such losses, claims, damages or liabilities.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, the Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees, representatives and agents, and each Person, if any, who controls any of the Issuers, the Initial Purchaser, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as reasonably incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) solely in reliance upon and in conformity with written information furnished to the Company by such selling Holder relating to such Holder expressly for use in the Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); provided, however, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party (but failure to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have other than on account of this indemnity agreement). An indemnifying party may participate, at its own expense, in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and reasonably satisfactory to the indemnified parties defendant in such action; provided, however, that if any such indemnified party reasonably determines, upon written advice of counsel, that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not so be entitled to assume such defense. If an indemnifying party is not so entitled to assume the defense of such action or fails to timely assume such defense with counsel reasonably satisfactory to the indemnified parties, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this Section 4(c), such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action unless otherwise agreed to by the indemnifying party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action, or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4, unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Notwithstanding any payment or payments made by any of the Issuers hereunder, each of the Issuers hereby expressly waives subrogation to, and agrees that it shall not be entitled to be subrogated to, any of the rights of any indemnified party against each of the Issuers or any other right of offset held by any indemnified party for the payment of any amounts owed to any indemnified party pursuant to this Section 4; provided, however, that if any of the foregoing provisions of this paragraph are held to be contrary to applicable law or unenforceable by a court of competent jurisdiction, each of the Issuers hereby expressly agrees that any right of subrogation or contribution that the any of the Issuers may have as a result of such applicable law or unenforceability, as the case may be, shall be subordinate in right of payment to the payment in full in cash of all amounts owed to any indemnified party pursuant to this Section 4.

                  (e) If the indemnification provided for in this Section 4 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Notes pursuant to the Purchase Agreement, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Issuers on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Notes pursuant to the Purchase Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to the Purchase Agreement (before deducting expenses) received by the Company and the total discount received by the Initial Purchaser bear to the aggregate initial offering price of the Notes.

                  The relative fault of the Issuers on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Holders, and the respective parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Issuers and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(e). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 4(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 4(e), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discount received by the Initial Purchaser in respect of the purchase price of the Notes purchased by it from the Issuers exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 4(e), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of each of the Issuers and each officer of each of the Issuers who signed the Registration Statement and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuers.

                  5. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any customary underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required in connection with such underwriting arrangements.

                  6. Selection of Underwriters. In any underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

                  7. Miscellaneous.

                  (a) No Inconsistent Agreements. None of the Issuers shall have entered into nor will any of the Issuers on or after the date of this Agreement enter into any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed on the Offering relating to the issuance of the Notes, none of the Issuers has previously entered into any agreement granting any registration or similar rights with respect to its securities to any person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuer's other issued and outstanding securities, if any, under any agreement in effect on the date hereof.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount of the Registrable Securities; provided, however, that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Each of the Issuers agrees that it shall not pay any fee to any Holder of Registrable Securities in connection with any solicitation for the modification, amendment, supplement or waiver or consent of this Agreement, unless such fee is offered to be paid on a pro rata basis to all the Holders of Registrable Securities in connection with such solicitation.

                  (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, postage prepaid, sent by any national courier service guaranteeing overnight delivery or transmitted by any standard form of facsimile telecommunication, as follows: (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(c), which address, with respect to the Initial Purchaser, shall initially be the address provided for the Initial Purchaser in the Purchase

Agreement; and (ii) if to any of the Issuers, at its address as set forth in the Purchase Agreement, or at such other address provided in accordance with the provisions of this Section 7(c).

                  All such notices and communications shall be deemed to have been duly given at the earlier of: (i) the time of actual receipt by the addressee; or (ii) the time delivered, if personally delivered, or five business days after being sent by registered or certified mail, postage prepaid, if mailed, or when answered back, if telexed, or when transmission is confirmed, if telecopied, or on the next business day, if timely delivered to a national courier service guaranteeing overnight delivery.

                  Copies of all notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee at its address specified in the Indenture.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchaser, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (e) Third Party Beneficiary. The Holders shall be third party beneficiaries of the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchaser, on the other hand, and the Holders shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of any of the other Holders.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

                  (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Notes Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by any of the Issuers or any affiliate of any of the Issuers (as such term is defined in Rule 405 under the Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) Counterparts. This Agreement may be executed in one or more counterparts and, when so executed, all such counterparts taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                                         TELEHUB COMMUNICATIONS CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:  Donald H. Sledge
                                            Title: President & Chief
                                                   Executive Officer

                                         TELEHUB TECHNOLOGIES CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:  Donald H. Sledge
                                            Title: Chief Executive Officer

                                         TELEHUB NETWORK SERVICES CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:  Donald H. Sledge
                                            Title: Chief Executive Officer


                                         TELEHUB LEASING CORPORATION



                                         By:
                                            ------------------------------------
                                            Name:  Donald H. Sledge
                                            Title: President




Accepted as of the date first above written:

BANCBOSTON SECURITIES INC.


By:
   ----------------------------------
   Name:   Reid Funston
   Title:  Director

                                                                       Exhibit A



                           Form of Opinion of Counsel


                  1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical data and supplemental schedules included or referred to therein or omitted therefrom and the Form T-l, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Act and the applicable rules and regulations promulgated under the Act.

                  2. In the course of such counsel's review and discussion of the contents of the Exchange Offer Registration Statement and the Prospectus with certain officers and other representatives of the Issuers and representatives of the independent certified public accountants of the Issuers, but without independent check or verification or responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Issuers), no facts have come to such counsel's attention which cause such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein and the Form T-1, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto and other financial and statistical information contained or referred to therein, as to which such counsel need express no belief) at the time the Registration Statement became effective or as of the date of the opinion, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.